NONEMPLOYEE DIRECTOR
                       NONSTATUTORY STOCK OPTION AGREEMENT
                                      (NSO)


     THIS AGREEMENT, made this day of , 199 by and between Graco Inc., a Minnesota corporation (the "Company") and (the "Nonemployee Director").

     WITNESSETH THAT:

     WHEREAS, the Company pursuant to its Nonemployee Director Stock Option Plan wishes to grant this stock option to Nonemployee Director.

     NOW THEREFORE, in consideration of the premises and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

1.   Grant of Option

     The Company hereby grants to Nonemployee Director, the right and option (the "Option") to purchase all or any part of an aggregate of common shares, par value $1.00 per share, at the price of $ per share on the terms and conditions set forth herein. This is a nonstatutory stock Option which does not qualify for special tax treatment under Sections 421 or 422 of the Internal Revenue Code.

2.   Duration and Exercisability

     a. This Option may not be exercised by Employee until the expiration of one (1) year from the date of grant, and this Option shall in all events terminate ten (10) years after the date of Grant. During the first year from the date of grant of this Option, no portion of this Option may be exercised. Thereafter this Option shall become exercisable in four cumulative installments of 25% as follows:

                                                      Total Portion of
                   Date                          Option Which is Exercisable
                   ----                          ---------------------------

          One Year after Date of Grant                      25%

          Two Years after Date of Grant                     50%

          Three Years after Date of Grant                   75%

          Four Years after Date of Grant                   100%

          In the event that Nonemployee Director does not purchase in any one year the full number of shares of common stock of the Company to which he/she is entitled under this Option, he/she may, subject to the terms and conditions of Section 3 hereof, purchase such shares of common stock in any subsequent year during the term of this Option.

     b. During the lifetime of the Nonemployee Direction, the Option shall be exercisable only by him/her and shall not be assignable or transferable by him/her otherwise than by will or the laws of descent and distribution.

3.   Effect of Termination of Membership on the Board

     a. In the event a Nonemployee Director ceases being a director of the Company for any reason other than the reasons identified in section 3b below, the Nonemployee Director shall have the right to exercise the Option as follows, subject to the condition that no Option shall be exercisable after the expiration of the term of the Option:

          (1) If the Nonemployee Director was a member of the Board of Directors of the Company for five (5) or more years, the option becomes immediately exercisable upon the date the Nonemployee Director ceases being a director. The Nonemployee Director may exercise the Option for a period of thirty six (36) months from the date the Nonemployee Director ceased being a director, provided that if the Nonemployee Director dies before the thirty-six (36) month period has expired, the Option may be exercised by the Nonemployee Director's legal representative or any person who acquires the right to exercise an Option by reason of the Nonemployee Director's death for a period of twelve (12) months from the date of the Nonemployee Director's death.

          (2) If the Nonemployee Director was a member of the Board of Directors of the Company for less than five (5) years, the Nonemployee Director may exercise the Option, to the extent the Option was exercisable at the date the Nonemployee Director ceases being a member of the Board, for a period of thirty (30) days following the date the Nonemployee Director ceased being a director, provided that, if the Nonemployee Director dies before the thirty (30) day period has expired, the Option may be exercised by the Nonemployee Director's legal representative, or any person who acquires the right to exercise an Option by reason of the Nonemployee Director's death, for a period of twelve (12) months from the date of the Nonemployee Director's death.

          (3) If the Nonemployee Director dies while a member of the Board of Directors of the Company, the Option, to the extent exercisable by the Nonemployee Director at the date of death, may be exercised by the Nonemployee Director's legal representative, or any person who acquires the right to exercise an Option by reason of the Nonemployee Director's death, for a period of twelve (12) months from the date of the Nonemployee Director's death.

          (4) In the event the Option is exercised by the executors, administrators, legatees, or distributees of the estate of a deceased optionee, the Company shall be under no obligation to issue stock thereunder unless and until the Company is satisfied that the person or persons exercising the Option are the duly appointed legal representatives of the deceased optionee's estate or the proper legatees or distributees thereof.

     b. If a Nonemployee Director ceases being a director of the Company due to an act of (a) fraud or intentional misrepresentation or (b) embezzlement, misappropriation or conversion of assets or opportunities of the Company or any Affiliate of the Company or (c) any other gross or willful misconduct, as determined by the Board, in its sole and conclusive discretion, the Option granted to such Nonemployee Director shall immediately be forfeited as of the date of the misconduct.

4.   Manner of Exercise

     a. The Option can be exercised only by Nonemployee Director or other proper party within the Option period by delivering written notice to the Company at its principal office in Minneapolis, Minnesota, stating the number of shares as to which the Option is being exercised and, except as provided in sections 4b(2) and 4b(3) below, accompanied by payment in full of one hundred percent (100%) of the Option price.

     b. The Nonemployee Director may, at his/her election, pay the Option price as follows:

          (1)  by cash or by certified check,

          (2) by delivery of shares of common stock to the Company, which shall have been owned for at least six (6) months and have a fair market value per share on the date of surrender equal to the exercise price, or

          (3) by delivery to Company of a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company from sale or loan proceeds the amount required to pay the exercise price.

          For purposes of subsection 4b(2) hereunder, the fair market value per share is the last sale price reported on the composite tape by the New York Stock Exchange on the business day immediately preceding the date as of which fair market value is being determined or, if there were no sales of shares of the Company's common stock reported on the composite tape on such day, on the most recently preceding day on which there were sales, or if the shares of the Company's stock are not listed or admitted to trading on the New York Stock Exchange on the day as of which the determination is made, the amount determined by the Board or its delegate to be the fair market value of a share on such day.

     c.   Such  Option  price  shall be subject to  adjustment  as  provided  in
          Section 5 hereof.

5.   Adjustments and Changes in the Stock

     a. If Nonemployee Director exercises all or any portion of the Option subsequent to any change in the common stock of the Company by reason of any stock dividend, stock split, spin-off, split-up, merger, consolidation, recapitalization, reclassification, combination or exchange of shares, or any other similar corporate event, the aggregate number of shares available under the Plan, and the number and the price of shares of common stock subject to outstanding Options shall be appropriately adjusted automatically.

     b. No right to purchase fractional shares shall result from any adjustment in the Option pursuant to sub section 5a of this Agreement. In case of any such adjustment, the shares subject to the Option shall be rounded down to the nearest whole share.

     c. Notice of any adjustment shall be given by the Company to Nonemployee Director for the Option which shall have been so adjusted and such adjustment (whether or not such notice is given) shall be effective and binding for all purposes of the Plan.

6.   Miscellaneous

     a. This Option is issued pursuant to the Company's Nonemployee Director Stock Option Plan and is subject to its terms. A copy of the Plan has been given to the Nonemployee Director. The terms of the Plan are also available for inspection during business hours at the principal offices of the Company.

     b. This Agreement shall not confer on Nonemployee Director or other person any claim or right to be granted an Option under the Plan, except as expressly provided in the Plan. Neither the Plan nor any action taken hereunder shall be construed as giving Nonemployee Director any right to be retained in the service of the Company.

     c. Neither Nonemployee Director, the Nonemployee Director's legal representative, nor any person who acquires the right to exercise this Option by reason of the Nonemployee Director's death shall be or have any of the rights or privileges of, a shareholder of the Company in respect of any shares of common stock receivable upon the exercise of this Option, in whole or in part, unless and until certificates for such shares shall have been issued upon exercise of this Option.

     d. The Company shall at all times during the term of the Option reserve and keep available such number of shares as will be sufficient to satisfy the requirements of this Agreement.

     e. This Agreement will be governed by and constructed exclusively in accordance with the laws of the State of Minnesota.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on the day and year first above written.



                                       GRACO INC.



                                       By______________________________________

                                       Its_____________________________________




                                       ________________________________________
                                       Nonemployee Director